Exhibit 99.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

SECURITIES EXCHANGE ACT OF 1934

Release No. 104601 / January 14, 2026

Admin. Proc. File No. 3-20973

In the Matter of

IEH CORPORATION

OPINION OF THE COMMISSION

SECTION 12(j) PROCEEDING

Grounds for Remedial Action

Failure to Comply with Periodic Filing Requirements

Company failed to file periodic reports in violation of Section 13(a) of the Securities Exchange Act of 1934 and Exchange Act Rules 13a-1 and 13a-13, but subsequently remedied its failures and returned to compliance with its periodic reporting obligations. Held, it is in the public interest to dismiss this proceeding.

APPEARANCES:

Sean M. Donahue, Paul Hastings, LLP, Washington, DC, and Robert I. Rabinowitz, Becker & Poliakoff, LLP, Red Bank, NJ, for IEH Corporation.

Samantha M. Williams and Sandhya C. Harris, for the Division of Enforcement.

On August 17, 2022, the Securities and Exchange Commission issued an order instituting proceedings (“OIP”) against IEH Corporation (CIK No. 50292; ticker: IEHC) (“IEHC”) under Section 12(j) of the Securities Exchange Act of 1934.1 The Division of Enforcement and IEHC subsequently filed cross-motions for summary disposition, with the Division seeking revocation of the registration of IEHC’s securities and IEHC seeking dismissal of this proceeding. IEHC admits that it violated its filing obligations but contends that it has since become current with those obligations. For the reasons below, we find that IEHC is entitled to summary disposition and dismiss this proceeding.

I.	Background
A.	IEHC became delinquent in its periodic reporting obligations.

IEHC is a New York corporation located in Brooklyn, New York, with a class of securities registered with the Commission under Exchange Act Section 12(g).2 IEHC’s registration of its securities under Section 12(g) subjected it to the Exchange Act’s periodic filing requirements.3 IEHC began filing its required periodic reports at least as early as 1992 and continued doing so through its Form 10-K for the fiscal year ended March 31, 2020, which it filed on October 8, 2020, more than three months after the due date of June 29, 2020.4 On that same day, IEHC filed a Form 8-K advising that the unaudited financial statements in its quarterly reports for the second and third quarters of its fiscal year ended March 31, 2020, should no longer be relied on because “inventory balances” reported in its Forms 10-Q “were misstated” following its migration to a new accounting and inventory system.

IEHC subsequently filed late filing notifications on Forms 12b-25 for the four periodic reports due for its fiscal year ended March 31, 2021.5 The company also issued various press releases in 2021 and 2022 stating, among other things, that IEHC “anticipate[d] resolution [of the accounting system migration issue] before the end of the 2021 calendar year” but then later acknowledged that the company “was unable to meet” its self-imposed deadline. IEHC did not file any required periodic reports during this time.

1 15 U.S.C. § 78 l(j); see IEH Corp., Exchange Act Release No. 95518, 2022 WL 3500116 (Aug. 17, 2022).

2 According to the OIP, as of July 15, 2022, unsolicited quotations for IEHC’s common stock were quoted on OTC Link operated by OTC Markets Group, Inc. Currently, IEHC’s common stock is quoted on OTC Pink for “Unsolicited Quotes Only.” IEHC, OTC Markets, https://www.otcmarkets.com/stock/IEHC/overview (last visited Jan. 12, 2026).

3 See 15 U.S.C. § 78m(a).

4 We take official notice of IEHC’s EDGAR filings under Rule of Practice 323, 17 C.F.R. § 201.323. IEHC claims it has filed required periodic reports since 1966, but determining when IEHC first began filing periodic reports is not necessary to our analysis.

5 Despite the ongoing requirement to file Forms 12b-25, see 17 C.F.R. § 240.12b-25(a), IEHC thereafter stopped filing such forms.

In March 2022, the Division of Corporation Finance (“Corporation Finance”) sent IEHC a letter warning the company that it could be subject to a revocation proceeding without further notice if it did not file its delinquent periodic reports within fifteen days.

In April 2022, IEHC replied to Corporation Finance acknowledging noncompliance with its reporting requirements, and attributing its delinquency to “difficulties in implementing a new . . . inventory cost accounting system.” The company explained that a planned physical inventory was also delayed by the COVID-19 pandemic and represented that it had hired outside consultants and additional staff to assist with resolving the issue. IEHC proposed a timetable to return to compliance in which it would, among other things, file its restated fiscal year 2020 reports within two months and fiscal year 2021 reports within four months of its letter. But IEHC failed to do so.

B.	After the Division of Enforcement moved for summary disposition, IEHC filed its delinquent periodic reports.

On August 17, 2022, the Commission issued the OIP against IEHC under Exchange Act Section 12(j).6 At the time of the OIP, IEHC had failed to file two Forms 10-K and seven Forms 10-Q. In March 2023, the Division of Enforcement moved for summary disposition, asking the Commission to revoke the registration of IEHC’s securities. IEHC admitted that it was delinquent in filing required periodic reports but opposed revocation.

IEHC thereafter began filing its delinquent periodic reports and has filed the periodic reports that have become due since November 2023. Between June and November 2023, IEHC filed periodic reports for the periods ended March 31, 2020, through September 30, 2023. These filings included a comprehensive 10-K for the fiscal years ended March 31 of 2020, 2021, and 2022, which purported to include all material information that would have been included in each of the Forms 10-Q and Forms 10-K for those fiscal years. The comprehensive Form 10-K also restated IEHC’s financial statements for fiscal year 2020.7 After November 2023, IEHC began timely filing its periodic reports as they became due; since then, IEHC has filed five Form 10-Qs and two Forms 10-K through August 12, 2025.

In December 2023, IEHC cross-moved for summary disposition, asserting that revocation was not appropriate because it had become compliant with its reporting obligations. The Division opposed IEHC’s motion, disputing that the comprehensive Form 10-K rendered IEHC current and arguing in part that IEHC’s late filings were materially deficient. In April 2024, IEHC amended the comprehensive Form 10-K in an attempt to correct the alleged material deficiencies with the filing that had been identified by the Division, although it did not separately file individual reports for each period encompassed by that Form 10-K.

6 See IEH, 2022 WL 3500116.

7 In June 2023, IEHC filed a Form 8-K advising that the financial statements in its Form 10-K for fiscal year 2020, filed in October 2020, should no longer be relied on due to “material errors contained in those financial statements.”

II.	Analysis

Under Commission Rule of Practice 250, a motion for summary disposition may be granted if “there is no genuine issue with regard to any material fact” and the moving party is “entitled to summary disposition as a matter of law.”8 For the reasons below, we deny the Division’s motion for summary disposition, grant IHEC’s motion, and dismiss this proceeding.

A.	IEHC violated Exchange Act Section 13(a) and Rules 13a-1 and 13a-13 thereunder.

Exchange Act Section 12(j) authorizes us, as “necessary or appropriate for the protection of investors,” to suspend or revoke the registration of all classes of an issuer’s securities if we find that the issuer has failed to comply with any provision of the Exchange Act or its rules.9 Exchange Act Section 13(a) requires issuers of registered securities, such as IEHC, to file periodic reports with the Commission “for the proper protection of investors and to insure fair dealing” in the companies’ securities.10 Exchange Act Rules 13a-1 and 13a-13 set forth the requirements for the quarterly and annual reports mandated under Section 13(a), including the deadlines for filing these reports.11 A violation of these provisions does not require scienter. 12

The evidence shows, and IEHC does not dispute, that the company had violated these provisions at the time of the OIP by failing to timely file nine periodic reports.13 We therefore find that IEHC violated Exchange Act Section 13(a) and the rules thereunder and turn to whether suspension or revocation is appropriate under Exchange Act Section 12(j).

B.	Neither suspension nor revocation under Exchange Act Section 12(j) is appropriate.

The Commission established a multifactor test in Gateway International Holdings, Inc., to determine an appropriate sanction that considers the following factors:

the seriousness of the issuer’s violations, the isolated or recurrent nature of the violations, the degree of culpability involved, the extent of the issuer’s efforts to

8 17 C.F.R. § 201.250(b).

9 15 U.S.C. § 78 l(j).

10 Id. § 78m(a).

11 17 C.F.R. §§ 240.13a-1, .13a-13; see also 15 U.S.C. § 78m(a).

12 SEC v. McNulty, 137 F.3d 732, 740–41 (2d Cir. 1998).

13 See LegacyXChange, Inc., Exchange Act Release No. 96401, 2022 WL 17345980, at *3 (Nov. 29, 2022) (finding that issuer’s subsequent filing of reports that were delinquent at the time of the OIP “does not provide a defense to the OIP’s allegations of reporting violations” and ultimately revoking issuer’s registration where the issuer’s late-filed reports contained material deficiencies and the issuer failed to file the reports that became due after the OIP issued).

remedy its past violations and ensure future compliance, and the credibility of its assurances, if any, against further violations.14

Although these factors are nonexclusive, and no single factor is dispositive,15 “[w]e have held that a respondent’s repeated failure to file its periodic reports on time is ‘so serious’ a violation of the Exchange Act that only a ‘strongly compelling showing’ regarding the other Gateway factors would justify a sanction less than revocation.”16 We find that, on balance, IEHC has made a sufficiently compelling showing that revocation or a suspension is not necessary or appropriate to protect investors.

IEHC’s violations were recurrent and serious. IEHC did not file a single periodic report for more than two and a half years.17 Such violations were serious because “reporting requirements are ‘the primary tool[s] which Congress has fashioned for the protection of investors from negligent, careless, and deliberate misrepresentations in the sale of stock and securities.’”18

Given the remedial steps that IEHC has taken, however, the company has made a compelling showing that revocation is not necessary for the protection of investors in this case. Although our rules do not provide for a consolidated report like IEHC’s comprehensive Form 10-K19 and that filing does not render IEHC “current,” 20 IEHC nonetheless appears to have provided the market with information that was required to be included in its missing periodic reports. The Division initially identified several alleged material deficiencies with IEHC’s comprehensive Form 10-K, after which IEHC amended that filing in an attempt to address those issues. Since then, the Division has not suggested that any material deficiencies remain with that

14 Gateway Int’l Holdings, Inc., Exchange Act Release No. 53907, 2006 WL 1506286, at *4

(May 31, 2006).

15 China-Biotics, Inc., Exchange Act Release No. 70800, 2013 WL 5883342, at *12 (Nov. 4,

2013).

16 Calais Res. Inc., Exchange Act Release No. 67312, 2012 WL 2499349, at *4 (June 29, 2012) (quoting Nature’s Sunshine Prods., Inc., Exchange Act Release No. 59268, 2009 WL

137145, at *7 (Jan. 21, 2009)).

17 See, e.g., Accredited Bus. Consolidators Corp., Exchange Act Release No. 75840, 2015 WL 5172970, at *2 (Sept. 4, 2015) (failure to file “any periodic reports for over two years” was recurrent).

18 Am.’s Sports Voice, Inc., Exchange Act Release No. 55511, 2007 WL 858747, at *4 n.17 (Mar. 22, 2007) (alteration in original) (quoting SEC v. Beisinger Indus. Corp., 552 F.2d 15, 18 (1st Cir. 1977)).

19 See Advanced Life Scis. Holdings, Inc., Exchange Act Release No. 81253, 2017 WL

3214455, at *4 (July 28, 2017); Calais, 2012 WL 2499349, at *6 & n.33.

20 See, e.g., Division of Corporation Finance, Financial Reporting Manual § 1320.4 (last updated Aug. 25, 2015) (“[F]iling a comprehensive annual report does not result in the registrant being considered ‘current’ for purposes of Regulation S, Rule 144, or Form S-8 registration statements.”), https://www.sec.gov/files/cf-frm.pdf.

filing beyond the fact that it covers multiple reporting periods. Nor has the Division alleged that any of IEHC’s other periodic filings are deficient. We do not believe that the Division’s claim of deficiencies in the comprehensive Form 10-K presents “a genuine issue with regard to any material fact” sufficient to prevent summary disposition in favor of IEHC.

IEHC also has provided credible assurances that it will not violate its reporting obligations in the future. IEHC has explained that its reporting violations stemmed from migrating to a new inventory and accounting system, after which the company discovered discrepancies in how certain categories of inventory were classified. Although it took time to fully correct the issue, IEHC began remediation efforts promptly upon their discovery and invested significant time and resources in those efforts. Moreover, since February 2024, IEHC has timely filed its periodic reports as they have become due. Given IEHC’s explanations, remediation efforts, and ongoing ability to file its periodic reports as they become due, we find IEHC’s assurances that it will not violate its reporting obligations in the future to be credible.21

Moreover, the purpose for imposing a sanction under Section 12(j) is “the protection of investors.”22 In determining whether revocation is necessary or appropriate for such purpose, the Commission has recognized that “in any deregistration current shareholders could be harmed by a diminution in the liquidity and value of their stock by virtue of the deregistration.”23 But the Commission has also observed that it must consider the harm to both current and prospective shareholders, and an issuer’s failure to timely file periodic reports harms both such groups of shareholders.24 Weighing these interests here, we find that revocation is not necessary or appropriate to protect investors for all the reasons above, including the remedial steps that IEHC has taken and its credible assurances against future reporting violations.

21 Cf. Phlo Corp., Exchange Act Release No. 55562, 2007 WL 966943, at *16 (Mar. 30, 2007) (declining to revoke the registration of the issuer’s securities where respondent had pointed to specific internal accounting failures that caused its reporting violations and demonstrated effective measures it had taken to address those circumstances).

22 15 U.S.C. § 78 l(j).

23 Eagletech Commc’ns, Inc., Exchange Act Release No. 54095, 2006 WL 1835958, at *4 (July 5, 2006).

24 See, e.g., Calmare Therapeutics Inc., Exchange Act Release No. 97911, 2023 WL 4561052, at *5 (July 14, 2023) (explaining that an issuer’s failure to timely file periodic reports harms existing shareholders who “must make decisions to hold or sell its stock based on outdated and incomplete information about its financial situation” and prospective shareholders who “cannot make informed investment decisions without timely and accurate information about the company”).

* * *

For the above reasons, we deny the Division’s motion for summary disposition, grant IEHC’s cross-motion for summary disposition, and dismiss this proceeding.

An appropriate order will issue.25

By the Commission (Chairman ATKINS and Commissioners PEIRCE and UYEDA).

Vanessa A. Countryman
Secretary

25 We have considered all of the parties’ contentions. We have rejected or sustained them to the extent that they are inconsistent or in accord with the views expressed in this opinion. Having granted IEHC’s motion for summary disposition, we deny as moot both IEHC’s motion for a ruling on that motion and its motion, in the alternative, for a hearing.

UNITED STATES OF AMERICA

before the

SECURITIES AND EXCHANGE COMMISSION

SECURITIES EXCHANGE ACT OF 1934

Release No. 104601 / January 14, 2026

Admin. Proc. File No. 3-20973

In the Matter of

IEH CORPORATION

ORDER DISMISSING PROCEEDING

On the basis of the Commission’s opinion issued this day, it is

ORDERED that this proceeding against IEH Corporation is hereby dismissed.

By the Commission.

Vanessa A. Countryman
Secretary